Mosaic’s 4 Quarter Fiscal 2009
Earnings and Conference Call
Thursday, July 23, 2009
Jim Prokopanko, President and CEO
Larry Stranghoener, EVP and CFO
Christine Battist, Director - Investor Relations
Exhibit 99.2
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Slide 2
Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and the effects of the current economic and financial turmoil; the build-up of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation;
difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; the effects of climate change; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the
Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates; accidents and other disruptions involving
Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The
Mosaic Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.

Mosaic’s 4 Quarter Fiscal 2009 th

Slide 4
Financial Results
05/31/09 05/31/08 2009 2008
(In millions, except per share amounts)
Net Sales $1,593.5 $3,466.7 $10,298.0 $9,812.6
Gross Margin $204.1 $1,287.7 $2,766.7 $3,160.5
(% of net sales) 12.8% 37.1% 26.9% 32.2%
Net Earnings $146.9 $862.5 $2,350.2 $2,082.8
(% of net sales) 9.2% 24.9% 22.8% 21.2%
Diluted EPS $0.33 $1.93 $5.27 $4.67
Effective Tax Rate NA 29.9% 22.3% 26.7%
Cash Flow from Operations $305.8 $1,037.7 $1,242.6 $2,546.6
2,703.2 $   1,960.7 $
Three Months Ended Fiscal Year
Cash and Cash Equivalents as of May 31, 2009 & 2008

Slide 5
Financial Results by Segment
(in millions)
05/31/09 05/31/08 2009 2008
Net Sales $386.8 $860.5 $2,817.2 $2,251.2
Operating Earnings $198.6 $331.3 $1,409.9 $798.6
Net Sales $884.5 $2,035.1 $5,780.6 $5,706.2
Operating Earnings $2.3 $797.4 $1,088.0 $1,897.1
Net Sales $394.1 $695.0 $2,349.2 $2,223.8
Operating Earnings (Loss) ($126.7) $101.5 ($191.4) $175.4
Net Sales (Eliminations) ($71.9) ($123.9) ($649.0) ($368.6)
Operating Earnings (Loss) $52.1 ($50.1) $94.4 ($64.4)
Net Sales $1,593.5 $3,466.7 $10,298.0 $9,812.6
Operating Earnings $126.3 $1,180.1 $2,400.9 $2,806.7
Corporate/Other
Fiscal Year
Total
Three Months Ended
Potash
Phosphates
Offshore

Slide 6
Earnings Per Share
4th Quarter
FY 2009
Reported Earnings Per Share $0.33
Foreign Currency Transaction Loss $0.42
Income Tax Benefit ($0.63)
Adjusted Earnings Per Share $0.12
See Mosaic's news release dated July 22, 2009 for additional information. Adjusted earnings per share is a non-GAAP financial measure. Generally, non-GAAP financial measures are supplemental numerical measures of a company's performance, financial position or cash flows that either exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles (GAAP).
Management believes that our presentation of this non-GAAP measure provides investors with greater transparency in assessing the effect of the foreign currency transaction loss and the tax benefit on reported earnings per share. This non-GAAP measure is provided as supplemental information and should not be considered in lieu of the GAAP measure.

Slide 7
Financial Guidance
1st Qtr FY 2010 FY 2010
Phosphate
Sales Volume 1.9 - 2.2 million tonnes
DAP Selling Price $255 - $295 / tonne
Capital Spending $1.0 billion - $1.2 billion
SG&A $350 - $370 million
Effective Tax Rate Low to mid 30%
Note:  Mosaic is not providing financial guidance on potash sales volumes or MOP selling price until market conditions stabilize

Mosaic’s 4 Quarter Fiscal 2009 th

Slide 9 Potash Strategic Priorities Expansion Through Brownfields Potash demand growth Excellent potash reserves Multi-staged expansions underway Attractive returns

Slide 10
Phosphate Strategic Priorities
Maintain Competitive Position
Leverage scale, location and integration
Optimize operational excellence
Secure phosphate rock
Energy usage and generation Automation
Maintenance practices Capital deployment
Manufacturing processes

Slide 11 Distribution Strategic Priorities Alignment with Production Assets Global reach in key markets Natural extension of production assets Exit non-core markets

Slide 12
Market Outlook Supports Mosaic Strategy
Growth strategy aligned with
positive long-term fundamentals
Population and income growth
Increased biofuel mandates
Phosphates – recalibrated and
demand emerging
Potash – price discovery occurring

Slide 13 Key Takeaways About Mosaic Financial strength grew during recent downturn Balanced portfolio of P&K Unmatched asset base with high replacement cost Attractive long-term fundamentals

Mosaic’s 4 Quarter Fiscal 2009 Thank you th